UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

ONE CONGRESS BUILDING

ONE CONGRESS STREET, SUITE 1

BOSTON, MASSACHUSETTS 02114-2016

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Brian F. Link	Clifford Chance US LLP
Secretary	31 West 52nd Street
One Congress Building	New York, New York 10019-6131
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

Registrant’s telephone number, including area code: 1-800-426-5523

Date of fiscal year end: August 31

Date of reporting period: August 31, 2025

Item 1. Report to Stockholders.

Chairman’s Statement (unaudited)

Dear Stockholders,

The TAIEX Total Return Index (in U.S. dollar terms) (“TAIEX” or the “Benchmark”) returned 17.25% during the period from September 1, 2024 to August 31, 2025. The Taiwan equity market was positively impacted by several factors, including the expectation of U.S. interest rate cuts and a resilient outlook for the artificial intelligence (AI) industry. The Taiwan Fund, Inc.’s (the “Fund”) total return, based on its net asset value (“NAV”) for the period ended August 31, 2025, was 30.80% (in U.S. dollar terms), an outperformance of 13.55% when compared to the Benchmark. The factors impacting the Fund’s outperformance are detailed in the Report of the Investment Manager.

During the year the Fund purchased 621,210 shares under its Share Repurchase Program.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

William C. Kirby
Chairman

Report of the Investment Manager (unaudited)

Market Review

During the period from September 1, 2024 through August 31, 2025, the TAIEX total Return Index (the “Benchmark”) rose by 17.25% (in U.S. Dollar terms), largely driven by continued momentum in artificial intelligence (“AI”) infrastructure. The best-performing industry groups were Technology Hardware & Equipment, Semiconductors & Semiconductor Equipment, Pharmaceuticals and Biotechnology & Life Sciences. The Technology Hardware & Equipment industry led the way with a return of 26.49%, followed closely by Semiconductors & Semiconductor Equipment at 24.70%. The worst performing industry groups were Real Estate Management & Development, Energy and Utilities.

Fund Review (Attribution Report)

The Taiwan Fund, Inc.’s (the “Fund”) net asset value rose by 30.80% (in U.S. Dollar terms) during the period from September 1, 2024 to August 31, 2025, approximately 1.84% of which consisted of accretion to net asset value from the repurchase of Fund shares at prices less than net asset value. The Fund’s outperformance was primarily driven by stock selection in the Technology Hardware & Equipment, Capital Goods and Consumer Services industry groups.

Our overweight position in the Technology Hardware & Equipment industry group was another major contributor to positive relative returns. For the whole portfolio at the security level, the best positive contributors to relative performance were Taiwan Semiconductor Manufacturing Co. Ltd., King Slide Works Co. Ltd., Bizlink Holding Inc., Delta Electronics Inc. and Jentech Precision Industrial Co. Ltd.

Conversely, with regards to industry allocation, relative underperformance was primarily driven by Consumer Durables & Apparel and Consumer Staples Distribution & Retail industry groups and the underweight position in the Pharmaceuticals, Biotechnology & Life Sciences industry group. For the portfolio at the stock selection level, the largest negative contributors to relative performance were Merida Industry Co. Ltd., Giant Manufacturing Co. Ltd., eMemory Technology Inc., Grand Process Technology Corporation and Elite Advanced Laser Corporation.

Key Transactions

The Fund’s total securities holdings represented 95.1% of net assets as of August 31, 2025. This represented an increase from the 87.1% held as of August 2024. The major changes in the portfolio were in the Capital Goods and Semiconductors & Semiconductor Equipment industry groups. In the Capital Goods industry group, the Fund increased its holdings in Shin Zu Shing Co., Ltd. With its leading metal injection molding (MIM) technology, Shin Zu Shing Co., Ltd. is well-positioned to be a key beneficiary of the foldable device trend.

Meanwhile, the Fund reduced its holdings in Visual Photonics Epitaxy Co., Ltd. in the Semiconductors & Semiconductor Equipment industry group. In the near term, reciprocal tariffs imposed by the U.S. could weigh on global consumer demand. The potential impact on profitability is difficult to assess at this stage. Given this uncertainty, we decided to scale back our position for the time being.

Outlook and Strategy

In the September Federal Open Market Committee, (FOMC), meeting, the Federal Reserve Board, (the “Fed”), as expected, cut the federal funds rate by 25 basis points. The Fed described the move as a “risk-management” cut, with particular concern about weakness in the labor market. Meanwhile, the central bank is expected to closely monitor inflation data to assess whether recent tariff developments are having a pass-through effect on consumer prices.

In the near term, following four consecutive months of gains, a mixed signal of rate cuts and worries over inflationary pressures could trigger increased volatility in Taiwan equities. Nonetheless, the outlook for the AI industry remains strong heading into next year, and any market pullbacks are likely to be supported by the underlying strength of fundamentally sound blue-chip stocks.

Looking further ahead into 2026, AI demand remains strong, supporting continued positioning in AI servers, thermal modules, power management, Copper-Clad Laminates and key components such as slide rails and foldable phone hinges. At the same time, advanced semiconductor manufacturing and Application Specific Integrated Circuit-related segments should remain areas of focus.

About the Portfolio Manager (unaudited)

Nomura Asset Management U.S.A. Inc. (“Nomura”) became investment adviser to the Fund on September 17, 2022. Nomura is a U.S.-based firm registered as an investment adviser with the Securities and Exchange Commission. The firm is a wholly owned subsidiary of Nomura Asset Management Co., Ltd. (“NAM Tokyo”), which is itself wholly owned by Nomura Holdings, Inc., a Japanese public company focused on the financial services industry. As of June 30, 2025, the total assets under management of NAM Tokyo and its investment advisory subsidiaries and affiliates (the “NAM Group”) amounted to US$619 billion. NAM Tokyo’s affiliate, Nomura Asset Management Taiwan Ltd. (“NAM Taiwan”), had total assets under management and distribution on June 30, 2025 of US$24.9 billion including US$8.5 billion invested in Taiwan equity mandates.

Sky Chen
Portfolio Manager

Sky Chen has been a Portfolio Manager at Nomura Asset Management Taiwan Ltd. since 2007 and has worked in the Taiwan investment industry since 1998. Prior to joining Nomura, Sky worked as a Portfolio Manager at First Capital Management and as a sell-side analyst at JihSun Securities. Sky received a B.S. degree in Economics from Chung Hsing University in 1996 and a Master’s degree in Finance from the National Chiao Tung University 1998.

George Hsieh
Deputy Portfolio Manager

George Hsieh is a Portfolio Manager who joined Nomura Asset Management Taiwan Ltd. in 2003 and has worked in the Taiwan investment industry since 2001. Prior to Nomura, George worked as an analyst at Capital AM. George received a B.S. degree in Business Administration from Taiwan University in 1996 and a Master’s degree in International Business from NCCU in 1998.

Performance (unaudited)

Performance (annualized returns as of August 31, 2025)
	1 Year	5 Year	10 Year
Net Asset Value (NAV)	30.80%	24.57%	20.40%
Market Price	33.65%	25.42%	19.99%
Taiwan TAIEX Total Return Index	17.25%	16.85%	16.32%

Past performance is not indicative of future results. Returns are expressed in U.S. dollars. Returns for the Fund are historical returns that reflect changes in net asset value and market price per share during each period and assume that dividends and capital gains, if any, were reinvested. Net asset value is total assets less total liabilities divided by the number of shares outstanding. NAV performance includes the deduction of management fees and other expenses. NAV and market price returns do not reflect broker sales charges or commissions, which would reduce returns. NAV returns include a reimbursement from the prior investment manager. Without such reimbursement the Fund’s NAV total returns would have been lower. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The TAIEX Total Return Index is a stock market index for companies traded on the Taiwan Stock Exchange (TWSE). The index is calculated on a total return basis with net dividends reinvested. An investor may not invest directly in an index.

Growth of an Assumed $10,000 Investment

Nomura was appointed investment manager of the Fund on September 17, 2022. From June 2019 through September 16, 2022 Allianz Global Investors U.S. LLC was the investment manager. Prior to June 2019, the Fund had different investment management arrangements.

Portfolio Snapshot*

Top Ten Equity Holdings		Top Ten Equity Holdings
Holdings as of August 31, 2025%		Holdings as of August 31, 2024%
Taiwan Semiconductor Manufacturing Co. Ltd.	24.8	Taiwan Semiconductor Manufacturing Co. Ltd.	23.6
Jentech Precision Industrial Co. Ltd.	5.8	eMemory Technology, Inc.	4.3
Delta Electronics, Inc.	5.1	Delta Electronics, Inc.	4.1
Bizlink Holding, Inc.	4.7	Quanta Computer, Inc.	4.0
King Slide Works Co. Ltd.	4.7	Alchip Technologies Ltd.	4.0
MediaTek, Inc.	4.3	Grand Process Technology Corp.	3.7
eMemory Technology, Inc.	3.7	Jentech Precision Industrial Co. Ltd.	3.3
Shin Zu Shing Co. Ltd.	3.2	Nien Made Enterprise Co. Ltd.	3.3
Nien Made Enterprise Co. Ltd.	3.1	Asia Vital Components Co. Ltd.	3.2
Alchip Technologies Ltd.	3.1	Century Iron & Steel Industrial Co. Ltd.	3.0

Top Ten Industry Weightings		Top Ten Industry Weightings
Weightings as of August 31, 2025%		Weightings as of August 31, 2024%
Semiconductors & Semiconductor Equipment	51.8	Semiconductors & Semiconductor Equipment	49.2
Electronic Equipment, Instruments & Components	13.5	Electronic Equipment, Instruments & Components	11.4
Technology Hardware, Storage & Peripherals	7.1	Technology Hardware, Storage & Peripherals	11.3
Electrical Equipment	7.0	Household Durables	3.3
Communications Equipment	3.5	Metals & Mining	3.0
Industrial Machinery & Supplies	3.2	Consumer Staples Distribution & Retail	2.1
Household Durables	3.1	Electrical Equipment	1.9
Metals & Mining	2.3	Leisure Products	1.8
Leisure Products	2.0	Diversified Telecommunication Services	1.4
Textiles, Apparel & Luxury Goods	1.2	Textiles, Apparel & Luxury Goods	1.3

*	Percentages based on net assets.

Industry Allocation

Industry Allocation (as a percentage of net assets)

Communications Equipment 3.5%
Industrial Machinery & Supplies 3.2%
Technology Hardware, Storage & Peripherals 7.1%
Electrical Equipment 7.0%
Household Durables 3.1%
Electronic Equipment, Instruments & Components 13.5%
Metals & Mining 2.3%
Leisure Products 2.0%
Textiles, Apparel & Luxury Goods 1.2%
Semiconductors & Semiconductor Equipment 51.8%
Hotels, Restaurants & Leisure 0.4%
Other assets and Liabilities, Net 4.9%

Fund holdings are subject to change and percentages shown above are based on net assets as of August 31, 2025. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of August 31, 2025 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-800-426-5523.

Schedule of Investments/August 31, 2025 (Showing Percentage of Net Assets)

	Shares	US $ Value (Note 1)
COMMON STOCKS – 95.1%
CONSUMER DISCRETIONARY — 6.7%
Hotels, Restaurants & Leisure — 0.4%
Gourmet Master Co. Ltd.	461,000	$1,233,576

Household Durables — 3.1%
Nien Made Enterprise Co. Ltd.	799,000	11,304,323

Leisure Products — 2.0%
Giant Manufacturing Co. Ltd.	370,000	1,270,875
KMC Kuei Meng International, Inc.	20,000	60,910
Merida Industry Co. Ltd. (a)	1,562,000	5,799,473
		7,131,258

Textiles, Apparel & Luxury Goods — 1.2%
Fulgent Sun International Holding Co. Ltd. (a)	1,234,899	4,302,221

TOTAL CONSUMER DISCRETIONARY		23,971,378

INDUSTRIALS — 10.2%
Electrical Equipment — 7.0%
Advanced Energy Solution Holding Co. Ltd. (a)	188,000	8,302,393
Bizlink Holding, Inc. (a)	487,318	17,136,913
		25,439,306

Industrial Machinery & Supplies — 3.2%
Shin Zu Shing Co. Ltd. (a)	1,332,000	11,503,230
TOTAL INDUSTRIALS		36,942,536

INFORMATION TECHNOLOGY — 75.9%
Communications Equipment — 3.5%
Accton Technology Corp.	224,000	7,437,479
EZconn Corp. (a)	166,000	5,017,550
		12,455,029
INFORMATION TECHNOLOGY — (continued)
Electronic Equipment, Instruments & Components — 13.5%
Chroma ATE, Inc.	111,000	$2,109,652
Delta Electronics, Inc.	789,000	18,350,938
Dynapack International Technology Corp. (a)	724,000	8,620,880
E Ink Holdings, Inc.	187,000	1,608,826
Elite Material Co. Ltd.	150,000	5,986,359
Fositek Corp. (a)	141,000	5,258,182
Lotes Co. Ltd. (a)	146,000	6,949,083
		48,883,920

Semiconductors & Semiconductor Equipment — 51.8%
Alchip Technologies Ltd. (a)	85,000	11,275,127
eMemory Technology, Inc. (a)	200,000	13,510,198
Grand Process Technology Corp. (a)	212,000	10,506,551
Jentech Precision Industrial Co. Ltd. (a)	304,000	20,833,838
LandMark Optoelectronics Corp.	117,000	1,837,125
MediaTek, Inc.	344,000	15,416,673
MPI Corp.	120,000	5,456,419
Parade Technologies Ltd.	340,000	8,686,436
Taiwan Semiconductor Manufacturing Co. Ltd.	2,362,000	89,629,205
WinWay Technology Co. Ltd. (a)	215,000	9,670,587
		186,822,159

Technology Hardware, Storage & Peripherals — 7.1%
Asia Vital Components Co. Ltd.	150,000	4,955,920
King Slide Works Co. Ltd. (a)	171,000	16,921,278
Wiwynn Corp.	40,000	3,879,684
		25,756,882
TOTAL INFORMATION TECHNOLOGY		273,917,990

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/August 31, 2025 (Showing Percentage of Net Assets) (concluded)

	Shares	US $ Value (Note 1)
MATERIALS — 2.3%
Metals & Mining — 2.3%
Century Iron & Steel Industrial Co. Ltd. (a)	1,388,000	$8,331,769
TOTAL MATERIALS		8,331,769
TOTAL COMMON STOCKS
(Cost — $182,148,659)		343,163,673

TOTAL INVESTMENTS — 95.1%
(Cost — $182,148,659)		343,163,673

OTHER ASSETS AND LIABILITIES, NET—4.9%		17,739,975

NET ASSETS—100.0%		$360,903,648

Legend:

US $ – United States dollar

(a)

All or a portion of the security is on loan. The market value of the securities on loan is $79,210,669, collateralized by non-cash collateral such as U.S. Government securities in the amount of $86,687,394.

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES August 31, 2025
Assets:
Investments in securities, at value (cost $182,148,659) (Notes 2 and 3)		$343,163,673
Foreign cash (cost $12,086,653)		12,086,517
Cash		6,394,780
Receivable for securities sold		2,484,915
Dividend receivable		1,190,621
Securities lending receivable		386,901
Prepaid expenses		58,507
Total assets		365,765,914

Liabilities:
Payable for securities purchased	$3,617,460
Payable for fund shares repurchased	35,600
Payable for Performance fee	792,943
Accrued management fee (Note 4)	177,815
Accrued audit fees	66,200
Accrued custodian fees	60,112
Accrued directors’ and officers’ fees	14,863
Other payables and accrued expenses	97,273
Total liabilities		4,862,266

Net Assets		$360,903,648

Net Assets Consist of:
Paid in capital		$172,102,340
Total distributable earnings (loss)		$188,801,308

Net Assets		$360,903,648

Net Asset Value, per share ($360,903,648/6,103,804 shares outstanding)		$59.13

STATEMENT OF OPERATIONS For the Year Ended August 31, 2025
Investment Income:
Dividends		$5,848,135
Securities Lending Income		1,310,401
		7,158,536
Less: Taiwan stock dividend tax (Note 2)		(897)
Taiwan withholding tax (Note 2)		(1,074,476)
Total investment income		6,083,163

Expenses:
Management fees (Note 4)	$1,905,123
Performance fee	792,943
Directors’ fees	296,372
Custodian fees	271,398
Administration and accounting fees	231,754
Legal fees	77,500
Insurance fees	75,889
Audit fees	66,200
Compliance services fees	66,000
Principal financial officer fees	66,000
Tax Guarantor Fees	50,624
Stockholder communications	37,336
Transfer agent fees	27,809
Miscellaneous	214,181
Total expenses		4,179,129
Net Investment Income		1,904,034

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	33,356,033
Foreign currency transactions	291,925
		33,647,958
Net change in unrealized appreciation (depreciation) on:
Investments	37,958,932
Foreign currency translations	(840,583)
		37,118,349
Net realized and unrealized gain		70,766,307
Net Increase in Net Assets Resulting From Operations		$72,670,341

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2025	Year Ended August 31, 2024
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$1,904,034	$3,106,498
Net realized gain on investments and foreign currency transactions	33,647,958	56,877,587
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	37,118,349	37,192,712
Net increase in net assets resulting from operations	72,670,341	97,176,797
Distributions to stockholders from:
Distributable Income	(48,404,551)	(3,194,849)
Total distributions to stockholders	(48,404,551)	(3,194,849)
Capital stock transactions (Note 6):
Reinvestment of distributions	106,871	6,531
Cost of shares repurchased (Note 5)	(24,978,527)	(27,567,174)
Total capital stock transactions	(24,871,656)	(27,560,643)
Increase (decrease) in net assets	(605,866)	66,421,305

Net Assets
Beginning of year	361,509,514	295,088,209
End of year	$360,903,648	$361,509,514

The accompanying notes are an integral part of the financial statements.

Financial Statements (concluded)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended August 31,
	2025	2024	2023†		2022	2021

Selected Per Share Data
Net asset value, beginning of year	$53.78	$39.73	$29.96		$42.83	$28.79
Income from Investment Operations:
Net investment income(a)	0.30	0.43	0.41	(b)	0.33	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	11.62	13.13	9.32	(c)	(10.28)	17.31
Total from investment operations	11.92	13.56	9.73		(9.95)	17.35
Less Distributions to Stockholders from:
Net investment income	—	—	—		(0.48)	(0.38)
Net realized gains	(7.40)	(0.44)	—		(2.44)	(2.93)
Total distributions to stockholders	(7.40)	(0.44)	—		(2.92)	(3.31)
Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares for the reinvestment of distributions from net investment income and net realized gains	0.83	0.93	0.04		0.00 (d)	0.00 (d)

Net asset value, end of year	$59.13	$53.78	$39.73		$29.96	$42.83

Market value, end of year	$50.25	$44.73	$31.10		$25.20	$35.83

Total Return
Per share net asset value(e)	30.80%	37.11%	32.61	%(b)(c)	(24.42)%	66.88%
Per share market value(e)	33.65%	45.68%	23.41	%(b)(c)	(24.01)%	69.95%
Ratio and Supplemental Data:
Net Assets, end of year (000s)	$360,904	$361,510	$295,088		$223,816	$319,915
Ratio of expenses before fee waiver	1.32%	0.91%	1.47%		1.02%	1.44%
Ratio of expenses after fee waiver	1.32%	0.91%	1.40%		0.96%	1.44%
Ratio of net investment income	0.60%	0.94%	1.28	%(b)	0.86%	0.12%
Portfolio turnover rate	52%	54%	70%		127%	242%

(a)	Based on average shares outstanding during the period.
(b)

The prior investment manager reimbursed the Fund for costs related to the change in investment manager in the amount of $1,018,672. Without this reimbursement the net investment income per share would have been $0.28, the ratio of net investment income would have been 0.86% and the Fund’s net asset value total return would have been 32.15%.

(c)	Nomura reimbursed the Fund for a procedural error in the amount of $26,442. The impact was deemed immaterial to net realized and unrealized gain/loss on investments and the Fund’s total return.
(d)	Amount represents less than $0.005 per share.
(e)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, under the Fund’s Dividend Reinvestment and Cash Purchase Plan. For investors that did not reinvest the distribution made during the year ended August 31, 2025, the total investment return at NAV for that period was 23.71%. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

†	Nomura was appointed investment manager of the Fund on September 17, 2022. From June 2019 through September 16, 2022 Allianz Global Investors U.S. LLC was the investment manager.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements August 31, 2025

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks, including tensions and the potential of conflict with the People’s Republic of China. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined by Nomura Asset Management U.S.A. Inc. (“Nomura”), acting as the Board of Directors’ (the “Board”) Valuation Designee. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Notes To Financial Statements (continued) August 31, 2025

2. Significant Accounting Policies – continued

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$343,163,673	$—	$—	$343,163,673
Total	$343,163,673	$—	$—	$343,163,673

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of August 31, 2025, the Fund was not participating in any repurchase agreements.

Securities lending. The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Notes To Financial Statements (continued) August 31, 2025

2. Significant Accounting Policies – continued

The Fund receives compensation for lending securities from interest or dividends earned on the U.S. Government securities and irrevocable letters of credit held as collateral (and in some cases fees paid by borrowers), less associated fees and expenses. Such income is reflected in securities lending income within the Statement of Operations.

The value of loaned securities and related non-cash collateral outstanding at August 31, 2025, if any, are shown on a gross basis in a footnote to the Schedule of Investments.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2025 the Fund had no open Forwards.

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

Notes To Financial Statements (continued) August 31, 2025

2. Significant Accounting Policies – continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 21% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 21% of the par value of the stock dividends received.

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2025, the effects of certain differences were reclassified. The Fund increased distributable earnings by $37,695,659, and decreased paid in capital by $37,695,659.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the year ended August 31, 2025, purchases and sales of securities, other than short-term securities, aggregated $153,796,274 and $196,982,505, respectively.

Notes To Financial Statements (continued) August 31, 2025

4. Management Fees and Other Service Providers

Management Fee. Effective September 17, 2022, the Fund entered into an Investment Management Agreement (the “Agreement”) with Nomura. Under the terms of the Agreement, Nomura receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.60% of the Fund’s average daily net assets (“Base Fee”) with a performance adjustment (“Performance Adjustment”) of up to +/-0.25% (25 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Fund’s shares exceeds, or is exceeded by, the performance of the Index by 5 percentage points (500 basis points) for the Performance Period.

For the period September 1, 2024, through August 31, 2025, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets which reflected a 0.25% Performance Adjustment.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund,and preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as the custodian (the “Custodian”) to the Fund. For these services, the Fund pays State Street both fixed fees and asset based fees that vary according to the number of positions and transactions and out of pocket expenses.

Director’s and Officer’s Fees and Expenses. For the year ended August 31, 2025, the Fund paid each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $30,000 ($40,000 for the Chairman of the Board and the Chairman of the Audit Committee) plus a fee of $6,000 per meeting for attending the quarterly Board and Committee meetings. The Fund will pay each Director $2,000 for meetings held on days separate from the quarterly Board meeting. Effective September 1, 2025 the annual fee for the Chairman of the Board will increase to $42,000 and the per meeting fee for each of the directors who is not an “interested person” of the Fund will increase to $8,000.

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Discount Management Policy / Conditional Tender Offer Policy

The Board has approved a Discount Management Program (the “Program”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. These repurchases may be commenced or suspended at any time or from time to time without any notice. The Fund will report repurchase activity on the Fund’s website on a weekly basis.

During the year ended August 31, 2025 the Fund repurchased 621,210 shares at an average price of $40.21 per share including brokerage commissions at an average discount of 17.64%. These repurchases had a total cost of $24,978,527, resulting in a per share accretion of $0.83 to the Fund’s net asset value.

Notes To Financial Statements (continued) August 31, 2025

5. Discount Management Policy / Conditional Tender Offer Policy – continued

On December 16, 2020, the Board announced that it has adopted a conditional tender offer policy (the “Policy”). Under the Policy, the Fund will conduct a tender offer to purchase up to 25% of its outstanding shares at 98% of NAV if the Fund’s NAV performance for the five-year period ending December 31, 2025 were exceeded by the performance of the Fund’s benchmark (the Taiex Total Return Index) over that period.

The Board regularly reviews the discount at which the Fund’s shares trade below its NAV.

6. Segment Reporting

In accordance with the FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, the Fund has evaluated its business activities and determined that it operates as a single reportable segment.

The Fund’s investment activities are managed by Nomura, which serves as the Chief Operating Decision Maker (“CODM”). Nomura is responsible for assessing the Fund’s financial performance and allocating resources. In making these assessments, Nomura evaluates the Fund’s financial results on an aggregated basis, rather than by separate segments. As such, the Fund does not allocate operating expenses or assets to multiple segments, and accordingly, no additional segment reporting disclosures are required.

The Fund primarily generates income through dividends, interest, and realized/unrealized gains on its investment portfolio. Expenses incurred, including management fees, fund operating expenses, and transaction costs are considered general fund-level expenses and are not allocated to specific segments or business lines.

Management has determined that the Fund does not meet the criteria for disaggregated segment reporting under ASU 2023-07 and will continue to evaluate its reporting requirements in accordance with applicable accounting standards.

7. Fund Shares

At August 31, 2025, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 6,103,804 were issued and outstanding.

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024
Shares outstanding at beginning of year	6,722,275	7,427,371
Shares issued from reinvestment of distributions	2,739	193
Shares repurchased	(621,210)	(705,289)
Shares outstanding at end of year	6,103,804	6,722,275

8. Federal Tax Information

The tax character of distributions paid by the Fund during the year ended August 31, 2025 is as follows:

	Year Ended August 31, 2025	Year Ended August 31, 2024
Capital Gains	$48,404,551	$3,194,849
Ordinary Income	$—	$—
Total	$48,404,551	$3,194,849

As of August 31, 2025, the tax components of accumulated net earnings (losses) were $ 160,952,688 of unrealized appreciation, $27,848,620 of undistributed long term capital gains. Net capital losses incurred after October 31 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year.

Notes To Financial Statements (concluded) August 31, 2025

8. Federal Tax Information – continued

Net late-year ordinary losses incurred after December 31 and within the taxable year, and net late-year specified losses incurred after October 31 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales. At August 31, 2025, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $182,185,985. Net unrealized appreciation of the Fund’s investment securities was $160,977,688 of which $169,060,909 was related to appreciated investment securities and $8,083,221 was related to depreciated investment securities.

9. Subsequent Event

On October 20, 2025, the Board announced that the Fund has adopted a new conditional tender offer policy. The current conditional tender offer policy expires on December 31, 2025. Under the new policy, the Fund would conduct a tender offer to purchase up to 25% of its outstanding shares at 98% of NAV if the Fund’s NAV performance for the 5 year period ending December 31, 2030 were exceeded by the performance of the Fund’s Benchmark over that period.

The Board believe that adopting the new tender offer policy, following the expiration of the current conditional tender offer policy, is in the best interest of stockholders.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Stockholders of The Taiwan Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 27, 2025

Other Information (unaudited)

The Annual Meeting of Stockholders was held on April 11, 2025 (the “Annual Stockholder Meeting”). The voting results for the proposal considered at the Annual Stockholder Meeting are as follows:

1. Election of Directors. The stockholders of the Fund elected William C. Kirby, Shelley E. Rigger, Anthony S. Clark and Warren J. Olsen to the Board of Directors to serve for a one year term expiring on the date of which the annual meeting of stockholders is held in 2026 or until their successors are elected and qualified.

Director	Votes cast “for”	Votes “against/withheld”
William C. Kirby	5,496,110	422,023
Shelley E. Rigger	5,330,759	587,374
Anthony S. Clark	5,561,070	357,063
Warren J. Olsen	5,406,397	511,735

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2025, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $1,039,369 (representing taxes withheld plus taxes on stock dividends).

In addition, for the year ended August 31, 2025, the Fund paid distributions of $48,404,551 which were designated as long term capital gains dividends.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

☐ Information it receives from stockholders on applications or other forms;

☐ Information about stockholder transactions with the Fund, its affiliates, or others; and

☐ Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Other Information (unaudited) (continued)

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by Nomura, the Fund’s Investment Manager, to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-426-5523; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission” or the “SEC”) at http://www.sec.gov. Information regarding how the investment manager voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files its complete Schedule of Investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The quarterly Schedule of Investments will be made available without charge, upon request, by calling 1-800-426-5223, or on the Fund’s website at www.thetaiwanfund.com

Other Information (unaudited) (concluded)

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 16, 2025, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report

Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited)

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases. If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to six decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. The Plan Administrator will wait up to three business days after receipt of a check to ensure it receives good funds and will then seek to purchase shares for optional cash investments on the next applicable investment date. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least three business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43006, Providence, RI 02940-3006. The Plan Administrator will return any cash payments received more than thirty-five days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf. If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and will immediately remove these shares from your account. The Plan Administrator will be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator will be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. The Plan Administrator’s service fees for handling capital gains distributions or income dividends will be paid by the Fund. For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per share fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay. Per share fees and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return.

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, http://www.computershare.com/investor or by written notice to the Plan Administrator. If you withdraw, you will receive stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees.

You may also request that the Plan Administrator sell your shares and send you the proceeds, less a service fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay.

Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Registration System(1), which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are required to be submitted in written form.

In addition, all sale requests within thirty (30) days of an address change are required to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43006, Providence, RI 02940-3006, by telephone at 1-800-426-5523 or through the Internet at http://www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

(1)	The Fund uses the Direct Registration System (DRS) as its means of recording stock ownership. DRS is stock ownership without paper stock certificates.

Board Deliberations Regarding Renewal of Investment Advisory Agreement between the Fund and Nomura Asset Management U.S.A. Inc. (unaudited)

General Background

On July 25, 2025, the Board of Directors, all of whom are Independent Directors (each, a “Director” and together, the “Board”), voted to renew the Investment Advisory Agreement between the Fund and Nomura Asset Management U.S.A. Inc. (the “Adviser”) (the “Advisory Agreement”).

Approval Process

In evaluating the Advisory Agreement, the Directors drew on the materials provided to them by the Adviser at the request, on their behalf, by counsel. In deciding whether to approve the renewal of the Advisory Agreement, the Directors considered various factors under Section 15(c) of the 1940 Act, including: (i) the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of the Fund, (iii) the costs to the Adviser of providing its services to the Fund and the profits realized by the Adviser, from its relationship with the Fund, and (iv) the extent to which economies of scale would be realized, if any, as the Fund grows and whether the fee levels in the Advisory Agreement reflect these economies of scale.

Nature, Extent and Quality of the Services provided by the Adviser. In considering the nature, extent and quality of the services provided by the Adviser, the Directors relied on their experience as Directors of the Fund as well as on the materials provided for the Meeting. They noted that, under the Advisory Agreement, the Adviser is responsible for managing the Fund’s investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Board, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund’s transactions in investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted that the investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities listed on the Taiwan Stock Exchange. They also noted the experience and expertise of the Adviser as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices the Adviser has in managing the Fund’s portfolio, in monitoring and securing the Fund’s compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Directors took into account the fact that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by the Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

Performance, Fees and Expenses of the Fund. Drawing upon information provided prior to the Meeting and upon reports provided to the Directors by the Adviser throughout the preceding year, the Directors concluded that in view of the investment objective of the Fund and market conditions, the Fund has outperformed its benchmark for the one-, three- five- and ten-year periods as of May 31, 2025.

Board Deliberations Regarding Renewal of Investment Advisory Agreement between the Fund and Nomura Asset Management U.S.A. Inc. (unaudited)(continued)

In order to better evaluate the Fund’s management fee, the Directors had requested comparative information with respect to fees paid by similar public funds, including funds managed by the Adviser or its affiliates. Based on that information, the Directors noted that the Fund’s total expense ratio was lower than a comparable fund’s total expense ratio, which is also managed by Nomura. It was noted that the Fund pays a management fee of 0.60% of the Fund’s average daily net assets with a performance adjustment of up to +/- 0.25% of the Fund’s average daily net assets, which would occur when the performance of the Fund’s shares exceeds, or is exceeded by, the performance of the Fund’s index by five percentage points. The Directors also noted that for the period ended February 28, 2025, the management fee was equivalent to an annual rate of 0.35% of weighted average daily net assets, which reflected a -0.25% Performance Adjustment (annualized), based on the Fund’s net asset value underperforming the Fund’s benchmark. The Directors concluded that the data available provided confirmation of the reasonableness of the Adviser’s fees.

Profitability. The Directors considered the profitability of the management arrangement with the Fund to the Adviser. The Directors had been provided with data on the Fund’s profitability to the Adviser for the fiscal year ended March 31, 2025 and data on the profitability of Nomura Asset Management (Taiwan) Ltd (“NAM Taiwan”) to which the Adviser pays a fee for the services provided by certain employees of NAM Taiwan to the Adviser. They first discussed with representatives of the Adviser the methodologies used in computing the costs that formed the basis of the profitability calculations. Concluding that these methodologies were acceptable, they turned to the data provided. After discussion and analysis, they concluded that, to the extent that the Adviser’s relationship with the Fund was profitable, the profitability was not such as to render the management fee excessive.

Other Benefits of the Relationship. In considering whether the Adviser would benefit in other ways from its relationship with the Fund, the Directors noted that, other than the management fees for the Fund’s investments, there were no other investment management, brokerage or other fees receivable by the Adviser or its affiliates from the Fund. The Directors concluded that, to the extent that the Adviser might derive other benefits from its relationship with the Fund, those benefits are not so significant as to render the Adviser’s fees excessive.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that the Adviser is not likely to realize economies of scale in the management of the Fund. The Adviser provided comparative performance information for similar mandates.

Resources of the Investment Adviser. The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, noting that the Adviser appears to have the financial resources necessary to fulfill its obligations under the Advisory Agreement. The Board also noted that the Fund’s CCO receives quarterly certifications from the Adviser reflecting its compliance with Rule 38a-1 under the 1940 Act.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the continuation of the Advisory Agreement. The Board members reasoned that, considered by themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Fund had been at least satisfactory and for most time periods, exceptional, and that the Adviser could be expected to continue to provide services of high quality. As to the Adviser’s fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the

Board Deliberations Regarding Renewal of Investment Advisory Agreement between the Fund and Nomura Asset Management U.S.A. Inc. (unaudited) (concluded)

Fund’s relationship with the Adviser was not so profitable as to render the fees excessive, and that any additional benefits to the Adviser were not of a magnitude materially to affect the Directors’ deliberations. In reaching this conclusion, the Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together.

Investment Objectives and Policies (unaudited)

The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective through investments primarily in equity securities listed on the Taiwan Stock Exchange (the “TSE”) in the Republic of China (the “ROC”). At least 80% of the Fund’s assets must be invested in Taiwan securities, meaning securities issued by companies organized under the laws of Taiwan, securities the primary trading market for which is in Taiwan, or securities of companies more than 50% of whose assets are based in Taiwan or more than 50% of whose revenue is derived from Taiwan. The Fund’s investment objective and the requirement to invest at least 80% of the Fund’s assets in Taiwan securities may not be changed without the approval of a majority of the Fund’s outstanding voting securities. For this purpose, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The portion of the Fund’s assets not invested in equity securities generally will be invested in debt securities which are listed on the TSE or traded on the over-the-counter market, or will be held in bank deposits or short-term money market instruments in order to provide appropriate liquidity to take advantage of market opportunities and meet cash needs. Investments in money market instruments may include government treasury bills, commercial paper, bankers’ acceptances and negotiable certificates of deposit.

The Fund has adopted a fundamental policy to invest in excess of 25% of its total assets in the semiconductor industry and is thereby concentrated in such industry. This policy may not be changed without the approval of a majority of the Fund’s outstanding voting securities. In addition, the Fund is required to be diversified, meaning that the Fund may not purchase any security (other than obligations of the U.S. government or its agencies or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets, more than 5% of the Fund’s total assets (taken at current value) would then be invested in the securities of a single issuer, (ii) more than 10% of the voting equity securities (at the time of such purchase) of any one issuer would be owned by the Fund or (iii) more than 25% of its total assets would be invested in obligations of the government of the ROC, its agencies or instrumentalities. The Fund’s equity investments have been and will be predominantly in common stock, but investments may also be made in preferred stocks and in convertible debentures listed on the TSE.

During periods in which changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in equity securities and increase its holdings in long-term or short-term debt securities or hold cash.

Risk Factors and Special Considerations (unaudited)

Risks of Investing in Securities in Taiwan

The Fund concentrates its investments in securities listed on the TSE. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S.government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, ROC accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

Market Volatility

The TSE has experienced from time to time substantial fluctuations in the prices and volumes of sales of listed securities. There are currently limits on the range of daily price movements on the TSE. In response to past declines and volatility in the securities markets in Taiwan, and in line with similar activities by other countries in Asia, the ROC formed the government-sponsored National Financial Stabilization Fund (the “Stabilization Fund), which has purchased and may from time to time purchase shares of Taiwan companies to support these markets. In the future, market activity by government entities, or the perception that such activity is taking place, may take place or cease, may cause fluctuations in the market prices of common shares on the TSE. In addition, as a result of the activities of the Stabilization Fund, the market price and liquidity of the securities of companies listed on the TSE and the net asset value of the Fund may be different than they otherwise might be in the absence of such stabilization activities.

Nomura Asset Management U.S.A. Inc (the “Investment Manager”) believes that short-term trading strategies, without regard to fundamental investment analysis, are part of a number of factors determining day-to-day price fluctuations on the TSE. Although the Investment Manager believes that there are fundamentally sound long-term investment opportunities available among the stocks listed on the TSE, and that past volatility and speculation have been reduced, volatility of the Taiwan securities market is still high compared to the securities markets of the United States and there is no assurance that these past patterns of extreme volatility will not return.

Investment and Repatriation Restrictions

Foreign investment in the securities of companies in Taiwan is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain securities listed on the TSE and increase the costs and expenses of the Fund. Taiwan may restrict investment opportunities in issuers or industries deemed important to national interests. Taiwan may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Accordingly, the Fund treats investments with repatriation restrictions as illiquid for purposes of any applicable limitations under the Investment Company Act of 1940, as amended. As a closed-end fund, the Fund is not currently limited in the amount of illiquid securities it may acquire. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If for any reason the Fund were unable to distribute an amount

Risk Factors and Special Considerations (unaudited) (continued)

equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

Currency Fluctuations

The Fund’s assets are invested primarily in securities listed on the TSE and substantially all income is received in New Taiwan Dollars. However, the Fund will compute and distribute its income in U.S. Dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund’s performance. In addition, if the liquidated investments include securities that have been held less than three months, such sales may jeopardize the Fund’s status as a regulated investment company under the Code.

Since the Fund invests in securities listed on the TSE denominated in New Taiwan Dollars, changes in the exchange rates of the New Taiwan Dollar may affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Further, the Fund may incur costs in connection with conversions between currencies. Changes in the exchange rate of the New Taiwan Dollar will affect the Fund’s net asset value regardless of the performance of the underlying investments of the Fund.

The competitiveness of Taiwan’s exports is affected by changes in the relative exchange rates of the New Taiwan Dollar and the currencies of its main trading partners, primarily China, the United States, Japan, the European Union and Hong Kong. Changes in the value of the New Taiwan Dollar against the U.S. Dollar, or changes in the value of the New Taiwan Dollar against the currencies of its other trading partners, could have an adverse impact on Taiwan’s export economy and, in turn, on the market value of export-oriented companies in Taiwan. Relative currency values will be taken into account by the Investment Manager in selecting industries and companies for investment.

The Fund may from time to time attempt to hedge all or a portion of its currency risk using forward foreign currency contracts. These contracts may not always work as intended, and in certain cases the Fund may be worse off than if it had not used hedging instruments.

Political and Economic Factors

Political Factors

Taiwan has a unique political status. In 1949, in connection with the insurgency of the Communist Party of China and the formation of the People’s Republic of China (the “PRC”), the ROC government moved to Taiwan from mainland China. Since that time, the ROC government has maintained that it is the sole legitimate government of all of China (i.e., Taiwan and all of mainland China). The PRC also asserts sovereignty over all of China, including Taiwan. The PRC has repeatedly indicated that it would resort to force to gain control over Taiwan if Taiwan should take any concrete steps toward political independence, or if the political and social situation in Taiwan should become destabilized.

Risk Factors and Special Considerations (unaudited) (continued)

The United States formally recognized the PRC on January 1, 1979 and thereupon severed formal diplomatic relations with the ROC. In April 1979, the U.S. Congress enacted the Taiwan Relations Act (the “Relations Act”) to govern the future U.S. relationship with Taiwan and an unofficial entity, the American Institute in Taiwan, was established to handle U.S. interests in Taiwan. The Relations Act affirmed as national policies the preservation and promotion of close commercial and cultural ties with Taiwan and the continuing supply to Taiwan of arms of a defensive character.

The political reunification of China and Taiwan, over which the PRC continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. The relationship between China and Taiwan has deteriorated recently, and there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in Taiwan, or make investments in Taiwan impractical or impossible. And while significant economic and cultural relations have been established during recent years between Taiwan and the PRC, the PRC government has refused to renounce the possibility that it may at some point use force to gain control over Taiwan. Although there are significant economic ties between Taiwan and the PRC, the PRC has at times taken a more assertive posture towards Taiwan, including through intrusion by Chinese military aircraft into Taiwan’s air defense security zone, the sailing of naval ships around Taiwan waters, the conduct of military exercises close to Taiwan, and exclusion of Taiwan from international organizations such as the World Health Organization.

Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in the region. The securities market in Taiwan is sensitive to political and economic developments in the PRC, and such developments, including, among other things, changes in leadership, could have an impact on the Fund.

Economic Factors

Taiwan is a small island state with few raw material resources and limited land area, along with being heavily reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy is intricately linked with economies of Asian countries that have experienced over-extensions of credit, frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation.

The Taiwanese economy is dependent in large part on the economies of China, the United States, Japan and Hong Kong as its largest trading partners, and negative changes in their economies or a reduction in purchases by any of them of Taiwanese products and services would likely have an adverse impact on the Taiwanese economy.

Given the limited natural resources of Taiwan and dependence on foreign sources for certain raw materials, it makes Taiwan vulnerable to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector, as Taiwan imports nearly 98% of its energy consumption, a majority of which consists of fossil fuels from turbulent areas. Taiwan is therefore unusually vulnerable to energy market risks, particularly during a time when volatility has grown in the world’s major oil-producing regions (i.e., the Middle East). Taiwan’s economy may be adversely affected by changes in US tariff and other trade policies.

Risk Factors and Special Considerations (unaudited) (continued)

Taiwan has in the past shown an ability to prosper in a competitive environment on the strength of product quality, efficiency and responsiveness to market demand. This ability will continue to be tested in the future as Taiwan’s export economy faces competition from producers in other countries with lower wage levels than those generally prevailing in Taiwan. While Taiwan’s economy has grown in recent years, in large part due to record exports in the semiconductor and technology components sector, the dependence on such sector carries risks. If China and the United States reduce dependence on Taiwan in the semiconductor sector, it will likely have a negative impact on the economy of Taiwan.

Taxation

Changes in tax legislation in either the United States or the ROC may have an impact on the Fund. The Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable. Dividends paid by Taiwan companies to the Fund are subject to withholding tax in Taiwan. During certain periods in the past, capital gains derived from stock transactions have been subject to tax in the ROC. Starting in January 1, 2016, capital gains realized from the sale or disposal of common shares became exempt from ROC income tax under the ROC Income Tax Act. However, there can be no assurance that the capital gains tax will not be imposed in the future or that the Fund will continue to be exempt from such tax.

General Risk Factors

Semiconductor Industry Concentration

As one of its fundamental policies, the Fund will concentrate (i.e., invest more than 25% of its total assets) its investments in the semi-conductor industry. Companies in the semi-conductor industry face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. In addition, semi-conductor companies may have limited product lines, markets, financial resources or personnel. The products of semi-conductor companies may also face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures among semi-conductor companies could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semi-conductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies. In connection with its Semiconductor Industry Concentration Policy, the Fund has invested, and is likely to continue to invest, a significant portion of its assets (including up to 25% of its assets) in one company, Taiwan Semiconductor Manufacturing Company (“TSMC”). As a result, the Fund’s performance is highly dependent on the market price of TSMC’s stock.

Securities Lending

The Fund may from time to time, for purposes of increasing its income, lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. To minimize certain

Risk Factors and Special Considerations (unaudited) (concluded)

risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To the extent that securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so.

Limited Markets

Certain securities listed on the TSE may be less liquid (i.e., harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund’s foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Net Asset Value Discount

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the fund’s net asset value will decrease. The Fund cannot predict whether in the future its shares will trade at, below, or above net asset value. The Fund’s shares of common stock are not subject to redemption.

Directors and Officers (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund as of fiscal year end.

Directors serve from the time of election and qualifications at the Fund’s annual meeting of stockholders until the next annual meeting of stockholders or until their respective successors have been elected and qualified. All Officers serve for one year or until their respective successors are chosen and qualified.

Name (Age) and Address of Directors*	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex Overseen by the Director	Other Directorships/ Trusteeships in Publicly Held Companies
Directors Considered Independent Persons
William C. Kirby (74)	Chairman of the Board and Director	2013	T. M. Chang Professor of China Studies (2006-present); Spangler Family Professor of Business Administration (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); and Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014).	1	Cabot Corporation.
Anthony S. Clark, CFA (72)	Director	2017	Managing Member, Innovation Capital Management, LLC (2016 to present); Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (2010 to 2013); Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation (PBGC) (2009 to 2011).	1	Director, Aberdeen Japan Equity Fund, Inc.

Directors and Officers (unaudited) (continued)

Name (Age) and Address of Directors*	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex Overseen by the Director	Other Directorships/ Trusteeships in Publicly Held Companies
Warren J. Olsen (68)	Chairman of the Audit Committee and Director	2018	Chairman and Chief Investment Officer, SCB Global Capital Management (2014-present); Vice Chairman and Chief Investment Officer, First Western Financial, Inc. (2002-2014).	1	Aetos Multi-Strategy Arbitrage Fund, LLC; Aetos Distressed Investment Strategies Fund, LLC; Aetos Long/Short Strategies Fund, LLC.
Shelley E. Rigger (63)	Director	2016	Vice President for Academic Affairs and Dean of Faculty (May 2022-present) and Brown Professor of East Asian Politics, Davidson College (1993-present)	1	None.

*	For purposes of Fund business, all Directors may be contacted at the following address: One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016

Directors and Officers (unaudited) (concluded)

The following table provides information concerning each of the officers of the Fund.

Name, Address, and Age	Position(s) Held with the Fund	Since	Principal Occupation(s) or Employment During Past Five Years
Officers of the Fund
Yusuke Andoh (45) Nomura Asset Management U.S.A. Inc. Worldwide Plaza 309 West, 49th Street New York NY 10019-7316	President	2025

President and Chief Executive Officer of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”) (since 2025); Executive Director, Head of Japanese Marketing NAM-U.S.A. (2024-present); Fund Manager Business Development and Marketing Nomura Asset Management Co. Ltd. (2010-2024)

Maria Premole (63) Nomura Asset Management U.S.A. Inc. Worldwide Plaza 309 West 49th Street New York, NY 10019-7316	Vice President	2022	Executive Director NAM-U.S.A. (since 2025); Vice President/Head of Closed End Fund Business Development NAM-U.S.A. (2023-present); Vice President NAM-U.S.A (2013-2023)
Monique Labbe (51) ACA Group 190 Middle Street, Suite 301 Portland, Maine 04101	Treasurer	2017	Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2014-present)
Brian F. Link (52) State Street Bank and Trust Company One Congress Building One Congress Street, Suite 1 Boston, Massachusetts 02114-2016	Secretary	2014	Managing Director and Managing Counsel State Street Bank and Trust Company (2022-present); Vice President and Managing Counsel State Street Bank and Trust Company (2007-2022)
Patrick Keniston (61) ACA Group 190 Middle Street, Suite 301 Portland, Maine 04101	Chief Compliance Officer	2015	Director and Fund Chief Compliance Officer, Foreside Compliance Services, LLC (2008-present)

UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Corporation
One Congress Building One Congress Street,
Suite 1
Boston, Massachusetts 02114-2016
www.thetaiwanfund.com

INVESTMENT MANAGER

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY

DIRECTORS AND OFFICERS

William C. Kirby, Chairman of the Board and Discount Management Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Anthony S. Clark, Chairman, Valuation Committee, Member, Audit Committee, Nominating Committee, Discount Management Committee, and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Discount Management Committee, Valuation Committee and Independent Director

Warren J. Olsen, Chairman, Audit Committee, Member, Nominating Committee, Discount Management Committee, Valuation Committee and Independent Director

Yusuke Andoh, President

Maria Premole, Vice President

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

Monique Labbe, Treasurer

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	No information needs to be disclosed pursuant to this paragraph.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(d)	Not applicable.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) The Board of Directors of the “Fund” has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2) The name of the audit committee financial expert is Warren J. Olsen. Mr. Olsen has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended August 31, 2025 and August 31, 2024, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$53,000 and US$53,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2025 and August 31, 2024, Tait Weller billed the Fund aggregate fees of US$0 and US$0, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee.

(c)	Tax Fees

For the fiscal years ended August 31, 2025 and August 31, 2024, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)	All Other Fees

For the fiscal years ended August 31, 2025 and August 31, 2024, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

(e)       The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which Tait Weller billed the Fund for the fiscal years ended August 31, 2025 and August 31, 2024, were pre-approved by the Audit Committee.

For the fiscal years ended August 31, 2025 and August 31, 2024, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f)	Not applicable.

(g)        For the fiscal years ended August 31, 2025 and August 31, 2024, Tait Weller did not bill the Fund any non-audit fees. For the fiscal years ended August 31, 2025 and August 31, 2024, Tait Weller did not provide any services to Nomura Asset Management U.S.A. Inc. (“Nomura” or the “Investment Adviser”) the Fund’s investment manager for these time periods.

(h)        Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)       The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are Anthony S. Clark, William C. Kirby, Shelley E. Rigger, and Warren J. Olsen.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable to the registrant.

(b)	Not applicable to the registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable to the registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable to the registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

This information is incorporated by reference in response to Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 19(a)(5).

Item 13. Portfolio Managers of Closed-End Management Investment Company.

(a)	(1) Ms. Sky Chen acts as the Registrant’s lead portfolio manager. She has been a Portfolio Manager at Nomura Asset Management Taiwan Ltd. since 2007 and has worked in the Taiwan investment industry since 1998. Prior to joining Nomura, Sky worked as a Portfolio Manager at First Capital Management and as a sell-side analyst at JihSun Securities. Sky received a B.S. degree in Economics from Chung Hsing University in 1996 and a Master's degree in Finance from the National Chiao Tung University in 1998. Ms. Chen commenced management of the Registrant on September 17, 2022. The portfolio manager is primarily responsible for the day-to-day portfolio management for the Registrant. She oversees investment decisions and activities and reviews research analysis.

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Sky Chen	0	$0	1	$1,020.40	0	$0

(2) The portfolio manager was primarily responsible for the day-to-day portfolio management for the Registrant and for one other pooled investment vehicle that is not a registered investment company under the 1940 Act (with total assets of $1,020.40 million as of August 31, 2025). Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts and (iii) circumstances where the Registrant’s Investment Adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts and (iv) personal interests and related party interests. Compliance policies and procedures are designed to address these conflicts and to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client and that client accounts are treated equitably over time.

(3) The portfolio manager receives a combination of base compensation and discretionary compensation. The methodology used to determine the portfolio manager’s compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on her duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of her specialties and expertise, a review of her capabilities to achieve assigned duties and a review of her management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined based on the outperformance of portfolio accounts measured against their specific benchmark. The qualitative score is determined by analyzing non-financial performance measures and other related factors.

(4) As of August 31, 2025, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On June 14, 2023, the Fund announced that its Board of Directors (the “Board”) had authorized the commencement of repurchase of shares of common stock of the Fund (the “Common Shares”), under which the Fund will repurchase in each twelve month period ended August 31 up to 10% (or such other percentage as the Board may determine from time to time) of its common stock outstanding as of the close of business on August 31 of the prior year. Such purchases will be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions. The Fund will repurchase shares in accordance with procedures approved by the Board and these repurchases may be commenced or suspended at any time or from time to time without any notice.

During the six month period ended August 31, 2025, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Securities Exchange Act of 1934.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 1, 2025 through March 31, 2025	74,141	$35.61	74,141	245,771
April 1, 2025 through April 30, 2025	27,984	$32.92	27,984	217,787
May 1, 2025 through May 31, 2025	75,732	$36.44	75,732	142,055
June 1, 2025 through June 30, 2025	36,594	$41.43	36,594	105,461
July 1, 2025 through July 31, 2025	26,929	$45.43	26,929	78,532
August 1, 2025 through August 31, 2025	27,515	$48.31	27,515	51,017
Total	268,895	$38.64	268,895	51,017

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities	$1,589,277
(2) Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$407,942
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	$0
Other fees relating to the securities lending program not included in the revenue split	—
(3) Aggregate fees/compensation for securities lending activities and related services	$407,942
(4) Net income from securities lending activities	$1,181,335

(b)	The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the registrant.

(b)	Not applicable to the registrant.

Item 19. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	Not applicable to the registrant.

(a)(3)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not required for this filing.

(a)(5)	Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 12.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Yusuke Andoh
Yusuke Andoh
President of The Taiwan Fund, Inc.

Date:	November 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Yusuke Andoh
Yusuke Andoh
President of The Taiwan Fund, Inc.

Date:	November 5, 2025

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The Taiwan Fund, Inc.

Date:	November 5, 2025